                          $1,151,134,170 (APPROXIMATE)
                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-2


-----------------------------------------------------------------------------------------------------------------------------
                                                                 INITIAL
                 INITIAL AGGREGATE                                PASS-         WEIGHTED       EXPECTED        PRINCIPAL OR
                    CERTIFICATE              PASS-THROUGH        THROUGH        AVERAGE        RATINGS           NOTIONAL
                    BALANCE OR                  RATE               RATE          LIFE           S&P/             PRINCIPAL
     CLASS      NOTIONAL AMOUNT (1)          DESCRIPTION         (APPROX.)    (APPROX.) (3)    DCR (4)           WINDOW (3)
-----------------------------------------------------------------------------------------------------------------------------
Senior Classes
-----------------------------------------------------------------------------------------------------------------------------
A-1                $175,000,000           Fixed                    5.99%           4.99          AAA/AAA        12/98-7/07
-----------------------------------------------------------------------------------------------------------------------------
A-2                $436,000,000           Fixed                    6.28%           9.52          AAA/AAA        7/07-10/08
-----------------------------------------------------------------------------------------------------------------------------
A-3                $320,254,609           Fixed                    6.31%           9.93          AAA/AAA        10/08-11/08
-----------------------------------------------------------------------------------------------------------------------------
X                $1,293,409,181           Variable                0.6755%          9.52         AAAr/AAA        12/98-4/23
                                          (Interest Only) (2)
-----------------------------------------------------------------------------------------------------------------------------
Subordinate Classes
-----------------------------------------------------------------------------------------------------------------------------
B                   $64,670,459           Fixed                    6.31%          10.00           AA/AA         11/08-11/08
-----------------------------------------------------------------------------------------------------------------------------
C                   $71,137,505           Fixed                    6.31%          10.00            A/A          11/08-11/08
-----------------------------------------------------------------------------------------------------------------------------
D                   $71,137,505           Fixed                    6.31%          10.00          BBB/BBB        11/08-11/08
-----------------------------------------------------------------------------------------------------------------------------
E                   $12,934,092           Fixed                    6.31%          10.00         BBB-/BBB-       11/08-11/08
-----------------------------------------------------------------------------------------------------------------------------
F                   $71,137,505           Fixed (5)                6.31%          10.55        Not Offered          N/A
-----------------------------------------------------------------------------------------------------------------------------
G                   $12,934,092           Fixed (5)                6.31%          14.66        Not Offered          N/A
-----------------------------------------------------------------------------------------------------------------------------
H                   $25,868,184           Fixed (5)                6.31%          14.91        Not Offered          N/A
-----------------------------------------------------------------------------------------------------------------------------
I                    $6,467,046           Fixed (5)                6.31%          15.63        Not Offered          N/A
-----------------------------------------------------------------------------------------------------------------------------
J                   $25,868,184           Fixed (5)                6.31%          19.00        Not Offered          N/A
-----------------------------------------------------------------------------------------------------------------------------

(1)      Approximate, subject to a permitted variance of plus or minus 10%.

(2) The Pass-Through Rate on the Class X Certificates will be equal to the excess, if any, of (i) the weighted average of the net mortgage rates of the mortgage loans (based on their respective Stated Principal Balances), over (ii) the weighted average of the Pass-Through Rates of the other certificates (other than the Residual Certificates).

(3) The weighted average life and period during which distributions of principal would be received set forth in the foregoing table with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" in the preliminary prospectus supplement and on the assumptions that there are no prepayments (other than on each anticipated prepayment date, if any), or losses on the mortgage loans and no extensions of maturity dates of mortgage loans that do not have anticipated prepayment dates.

(4) The Rated Final Distribution Date for each class of certificates is December 18, 2030.

(5) For any distribution date, if the weighted average net mortgage rate as of the first day of the related due period is less than the rate specified for the Class F, Class G, Class H, Class I, or Class J certificates with respect to such distribution date, then the Pass-Through Rate for such class of certificates on that distribution date will equal the weighted average net mortgage rate.

Closing Date:       On or about November 19, 1998.
Collateral:         99 fixed rate mortgage loans.
Loan Seller:        The Chase Manhattan Bank.
WA DSCR/LTV:        1.52x / 68.58% at the cut off date (56.28% at maturity).
Servicer:           The Chase Manhattan Bank.
Master Servicer:    GMAC Commercial Mortgage Corporation.
Special Servicer:   GMAC Commercial Mortgage Corporation.
Underwriter:        Chase Securities Inc.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITER LISTED ABOVE AND NOT BY CHASE COMMERCIAL MORTGAGE SECURITIES CORP.("CHASE") OR ANY OF ITS AFFILIATES (OTHER THAN CHASE SECURITIES INC.). THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE DESCRIPTIONS OF THE MORTGAGE LOANS AND THE OTHER INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.


                               TABLE OF CONTENTS

                                                            PAGE
                                                            ----

I    STRUCTURAL OVERVIEW                                        3

II   TRANSACTION SUMMARY                                        4

III  CERTIFICATE STRUCTURE SUMMARY                           4-10

IV   ADDITIONAL ASPECTS OF CERTIFICATES                     10-13

V    ADVANCES OF PRINCIPAL AND INTEREST                     13-14

VI   MORTGAGE LOAN/COLLATERAL SUMMARY                       14-21

VII  TEN LARGEST LOANS                                      21-23

===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

                              STRUCTURAL OVERVIEW

   <----- --------------          --------------------------------------------------------------------------------------------------
Paid to   administrative
Servicers fees                                       $1,293.4MM (notional) Class X, AAAr (S&P) /AAA (DCR) (1)
and       --------------
Trustee                                      ---------------------------------------------------------------------------------------
                        -------->
                                             ---------- -------------- ----------- ----------- ----------- ----------- -------------
          $1,293.4MM                         $436.0MM   $320.3MM       $64.7MM     $71.1MM     $71.1MM     $12.9MM     $142.3MM

          Weighted      principal            Class A-2  Class A-3      Class B     Class C     Class D     Class E     Non-offered
          Average       and net   ---------- AAA        AAA            AA          A           BBB         BBB-        Certificates
          Net           interest
          Mortgage      payments             9.5 yr WAL 9.9 yr WAL     10.0 yr WAL 10.0 yr WAL 10.0 yr WAL 10.0 yr WAL 6.31% PTR (6)
          Rate          from the             6.28% PTR  6.31% PTR      6.31% PTR   6.31% PTR   6.31% PTR   6.31% PTR
          (Initially    mortgage  ----------                                                                           1.52x DSCR
          6.93%)        loans     $175.0MM              2.11x DSCR (5) 1.97x DSCR  1.84x DSCR  1.72x DSCR  1.71x DSCR  68.6% LTV
                        paid to                         49.4% LTV (5)  52.8% LTV   56.6% LTV   60.4% LTV   61.0% LTV
          1.52x DSCR    the       Class A-1
          68.6% LTV     trust     AAA (2)               28.0% ICS (5)  23.0% ICS   17.5% ICS   12.0% ICS   11.0% ICS

                        --------> 5.0 yr WAL
                                  5.99% PTR
          --------------          ---------- ---------- -------------- ----------- ----------- ----------- ----------- -------------
                                  ----------------------------------------- Distributions (3) ------------------------------------->
                                  <------------------------------------------- Losses (4) ------------------------------------------


Footnotes:

"PTR"    means Pass-Through Rate.

"WAL" means weighted average life, expressed in years and based on the assumptions set forth in footnote 3 on page S-5.

"DSCR"   means the ratio of (x) aggregate property underwritten cash flow to
         (y) the aggregate debt service on the mortgage pool or certificates, as the case may be.

"LTV" means the ratio of aggregate loan balance or certificate balance, as the case may be, to aggregate appraised property value.

"ICR" means the initial credit support levels, or subordination levels, for each class of certificates.

(1)      The Pass-Through Rate on the Class X certificates will generally equal
         (x) the weighted average net mortgage rate, less (y) the weighted average pass-through rate on all classes.

(2)      For Class A-1 through E, represents rating by both S&P and DCR.

(3) Distributions will be made in sequential order, or from left to right in the chart above.

(4) Losses will be allocated in reverse sequential order, or from right to left in the chart above.

(5) Information regarding the DSCR, LTV and ICS for the Class A certificates is presented in the aggregate.

(6)      Subject to a cap of the weighted average net mortgage rate.



===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.



                              TRANSACTION SUMMARY

This summary highlights selected information from the preliminary prospectus supplement. It does not contain all of the information you need to consider in making your investment decision.

Depositor.....................  Chase Commercial Mortgage Securities Corp.

Servicer......................  The Chase Manhattan Bank will act as the
                                Servicer of the mortgage loans pursuant to a subservicing agreement, dated as of the Cut-off Date, between the Master Servicer and The Chase Manhattan Bank.

Master Servicer...............  GMAC Commercial Mortgage Corporation.

Special Servicer..............  GMAC Commercial Mortgage Corporation.

Paying Agent..................  The Chase Manhattan Bank. The Chase Manhattan
                                Bank will act as the Paying Agent, Certificate Registrar and Authenticating Agent.

Trustee.......................  State Street Bank & Trust Company.

Mortgage Loan Seller..........  The Chase Manhattan Bank.  The Chase Manhattan
                                Bank may sell the mortgage loans through an affiliate to the Depositor.

Cut-off Date..................  November 10, 1998.

Closing Date..................  On or about November 19, 1998.

Distribution Date.............  The 18th day of the month, or, if such day is not a business day, the next business day, beginning in December 1998.

Interest Accrual Period.......  Interest will accrue on the offered certificates during the calendar month prior to related distribution date and will be calculated assuming that each month has 30 days and a 360-day year.


                         CERTIFICATE STRUCTURE SUMMARY

General.......................  We are offering the following eight classes of
                                Commercial Mortgage Pass-Through Certificates as part of Series 1998-2:

                                                o  Class A-1
                                                o  Class A-2
                                                o  Class A-3
                                                o  Class X
                                                o  Class B
                                                o  Class C
                                                o  Class D
                                                o  Class E



===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.



                                Series 1998-2 will consist of a total of 15 classes, the following seven of which are not being offered through the preliminary prospectus supplement and the accompanying prospectus: Class F, Class G, Class H, Class I, Class J, Class R and Class LR.

                                The offered certificates and the private certificates will represent beneficial ownership interests in a trust created by Chase Commercial Mortgage Securities Corp. The trust's assets will primarily be 99 mortgage loans secured by first liens on 120 commercial and multifamily properties.


CERTIFICATE PRINCIPAL AMOUNTS
AND NOTIONAL AMOUNT...........  Your certificates will have the approximate aggregate initial principal amount or notional amount set forth below, subject to a variance of plus or minus 10%:

                                --------------------------------------------
                                Class A-1    $175,000,000  principal amount
                                --------------------------------------------
                                Class A-2    $436,000,000  principal amount
                                --------------------------------------------
                                Class A-3    $320,254,609  principal amount
                                --------------------------------------------
                                Class X    $1,293,409,181  notional amount
                                --------------------------------------------
                                Class B       $64,670,459  principal amount
                                --------------------------------------------
                                Class C       $71,137,505  principal amount
                                --------------------------------------------
                                Class D       $71,137,505  principal amount
                                --------------------------------------------
                                Class E       $12,934,092  principal amount
                                --------------------------------------------

                                The notional amount of the Class X certificates will generally be equal to the aggregate stated principal balance of the mortgage loans as of the preceding distribution date (after giving effect to the distribution of principal on such distribution date) or, in the case of the first distribution date, the Cut-off Date.


===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.




PASS-THROUGH RATES

   A.   OFFERED CERTIFICATES
        (OTHER THAN CLASS X)..  Your certificates will accrue interest at an annual rate called a "Pass-Through Rate" which is set forth below (other than for the Class X certificates) for each class.

                                ---------------------------------------
                                   Class A-1                    5.99%
                                ---------------------------------------
                                   Class A-2                    6.28%
                                ---------------------------------------
                                   Class A-3                    6.31%
                                ---------------------------------------
                                   Class B                      6.31%
                                ---------------------------------------
                                   Class C                      6.31%
                                ---------------------------------------
                                   Class D                      6.31%
                                ---------------------------------------
                                   Class E                      6.31%
                                ---------------------------------------

                                Interest on such Classes of Certificates will be calculated based on a 360-day year consisting of twelve 30-day months, or a "30/360 basis".

   B.   CLASS X CERTIFICATES..  If you invest in the Class X certificates, your
                                Pass-Through Rate will be equal to the
                                difference between the weighted average
                                interest rate of the mortgage loans (after the payment of all servicing and trustee fees) and the weighted average of the Pass-Through Rates of the other Certificates (other than the Class R and Class LR certificates) as described in the preliminary prospectus supplement. The weighting will be based upon the respective principal amounts of those classes.

                                For purposes of calculating the Class X
                                Pass-Through Rate, the mortgage loan interest rates will not reflect any default interest rate, any rate increase occurring after an Anticipated Prepayment Date, any loan term modifications agreed to by the Special Servicer or any modifications resulting from a borrower's bankruptcy or insolvency. In addition, if a mortgage loan does not accrue interest on a 30/360 basis, its interest rate for any month that is not a 30-day month will be recalculated so that the amount of interest that would accrue at that rate in such month, calculated on a 30/360 basis, will equal the amount of interest that actually accrues on that loan in that month.



===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.





DISTRIBUTIONS

   A.   AMOUNT AND ORDER
        OF DISTRIBUTIONS......  On each distribution date, funds available for distribution from the mortgage loans, net of specified trust expenses, will be distributed in the following amounts and order of priority:

                                First/Class A and Class X: To interest on Class A and Class X, pro rata, in accordance with their interest entitlements.

                                Second/Class A: To the extent of funds
                                allocated to principal, to principal on Classes A-1, A-2 and A-3, in that order, until reduced to zero. If each class of certificates other than Class A has been reduced to zero, funds available for principal will be distributed to Classes A-1 A-2 and A-3, pro rata, rather than sequentially.

                                Third/ Class A: After each class of
                                certificates other than Class A has been reduced to zero, to reimburse Classes A-1, A-2 and A-3, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes together with interest.

                                Fourth/Class B: To Class B as follows: (a) to interest on Class B in the amount of its interest entitlement; (b) to the extent of funds allocated to principal remaining after distributions in respect of principal to each Class with a higher priority (in this case, Class A), to principal on Class B until reduced to zero; and (c) to reimburse Class B for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest.

                                Fifth/Class C: To Class C in a manner analogous to the Class B allocations of priority Fourth above.

                                Sixth/Class D: To Class D in a manner analogous to the Class B allocations of priority Fourth above.

                                Seventh/Class E: To Class E in a manner
                                analogous to the Class B allocations of
                                Priority Fourth above.

                                Eighth/Private Certificates: In the amounts and order of priority described in "Description of the Certificates--Distributions--Priority" in the preliminary prospectus supplement.

   B.   INTEREST AND PRINCIPAL
        ENTITLEMENTS..........  A description of each class's interest entitlement can be found in "Description of the Certificates ---Distributions-- Interest
                                Distribution Amount" in the preliminary
                                prospectus supplement. As described in


===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.


                                such section, there are circumstances in which your interest entitlement for a distribution date could be less than one full month's interest at the Pass-Through Rate on your certificate's principal amount or notional amount.

                                A description of the amount of principal required to be distributed to the classes entitled to principal on a particular distribution date also can be found in "Description of the Certificates
                                ---Distributions--Principal Distribution Amount" in the preliminary prospectus supplement.

   C.    PREPAYMENT PREMIUMS;
         YIELD MAINTENANCE
         CHARGE...............  Prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated to each class of the certificates then entitled to principal distributions and the Class X Certificates as follows:

                                On any distribution date, a percentage of all prepayment premiums with respect to the mortgage loans will be allocated to each class of certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such class receives out of the entire principal distribution amount for such distribution date, and (b) 25%. The remaining percentage of all prepayment premiums will be allocated to the Class X certificates.

                                On any distribution date, a percentage of all yield maintenance charges with respect to the mortgage loans will be allocated to each class of certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such class receives out of the entire principal distribution amount for such distribution date, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess of the Pass-Through Rate of the class of the certificates currently receiving principal over the relevant yield rate, and the denominator of which is the excess of the interest rate of the related mortgage loan over the yield rate. This formula is set forth below.

                                -----------------------------------------------
                                   Yield
                                Maintenance    (Pass-Through Rate - yield rate)
                                  Charge      ---------------------------------
                                Allocation  =  (mortgage interest rate - yield
                                Percentage                  rate)
                                -----------------------------------------------

                                The remaining percentage of such yield
                                maintenance charges will be allocated to the Class X certificates.

===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.



                                For a definition of yield rate see "Description of the Mortgage Pool - Certain Terms and Conditions of the Mortgage Loans - Prepayment Provisions" in the prospectus supplement. In general, the yield rate is the rate calculated by the linear interpolation of the yields on U.S. Treasury securities most nearly approximating the maturity date of the Mortgage Loan being prepaid.

                                In general, this formula provides for an increase in the allocation of yield maintenance charges to the certificates then entitled to principal distributions relative to the Class X certificates as yield rates decrease and a decrease in the allocation to such classes as yield rates rise.

                                Example of Allocation of Yield Maintenance
                                Charges

                                Yield Rate Fraction Methodology:
                                mortgage interest rate                 = 8%
                                Pass-Through Rate for applicable class = 6%
                                Yield Rate                             = 5%

                                  Allocation for          Allocation Percentage
                                Applicable Class              for Class X
                                ------------------------ -----------------------
                                     6% - 5%              Receives excess yield
                                ---------------- = 33.3%  maintenance charges or
                                     8% - 5%               66.7% thereof

                                The following table contains general
                                information regarding the prepayment provisions of the mortgage loans:

                                  OVERVIEW OF PREPAYMENT PROTECTION(1)

                      Prepayment Provision                       Percentage (2)
                      --------------------                       --------------
                      Lock-out period followed by defeasance.....   84.76%
                      Lock-out period followed by  yield
                        maintenance..............................   14.49%
                      Lock-out period followed by fixed premium
                        percentage...............................    0.75%
                      ----------------------

                                (1) Most of the mortgage loans permit
                                    prepayment without penalty for a specified period preceding the maturity date or Anticipated Prepayment Date.

                                (2) By principal balance.

                                See "Description of the Mortgage
                                Pool--Additional Mortgage Loan Information,"
                                "Description of the Mortgage Pool--Certain
                                Terms and Conditions of the Mortgage Loans" and "--Defeasance; Collateral Substitution" in the preliminary prospectus supplement.



===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

SUBORDINATION

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

   A.   GENERAL...............  The chart on page 3 describes the manner in which the rights of various classes will be senior to the rights of other classes. Entitlement to receive principal and interest (other than Excess Interest) on any distribution date is depicted from left to right. The manner in which mortgage loan losses are allocated is depicted from right to left. (However, no principal payments or loan losses will be allocated to the Class X certificates, although loan losses will reduce the notional amount of the Class X certificates and, therefore, the amount of interest they accrue.)

                                NO OTHER FORM OF CREDIT ENHANCEMENT WILL BE
                                AVAILABLE FOR THE BENEFIT OF THE HOLDERS OF THE OFFERED CERTIFICATES.

   B.   SHORTFALLS IN
        AVAILABLE FUNDS.......  The following types of shortfalls in available funds will be allocated in the same manner as mortgage loan losses: (i) shortfalls resulting from additional compensation (other than the servicing fee) which the Master Servicer or Special Servicer is entitled to receive; (ii) shortfalls resulting from interest on P&I Advances made by the Master Servicer or the Trustee (to the extent not covered by default interest paid by the borrower); (iii) shortfalls resulting from extraordinary expenses of the trust; and (iv) shortfalls resulting from a reduction of a mortgage loan's interest rate by a bankruptcy court or from other unanticipated or default-related expenses of the trust.

                                See "Description of the
                                Certificates--Distributions--Payment
                                Priorities" in the preliminary prospectus supplement.


                       ADDITIONAL ASPECTS OF CERTIFICATES

DENOMINATIONS.................  The offered certificates (other than the Class
                                X certificates) will be offered in minimum denominations of $25,000 initial principal amount. The Class X certificates will be offered in minimum denominations of $1,000,000 initial notional amount. Investments in excess of the minimum denominations may be made in multiples of $1,000.

REGISTRATION,

   CLEARANCE AND SETTLEMENT ..  Each class of offered certificates will be registered in the name of CEDE & Co., as nominee of The Depository Trust Company ("DTC").

                                You may hold your Offered Certificates through:
                                (i) DTC in the United States; or (ii) Cedel
                                Bank, S.A. ("CEDEL") or The Euroclear System
                                ("Euroclear") in Europe. Transfers within DTC, CEDEL or Euroclear will be made in accordance with the usual rules and

===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

                                operating procedures of those systems.

                                We may elect to terminate the book-entry system through DTC with respect to all or any portion of any class of the offered certificates.

                                See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the preliminary prospectus supplement and in the prospectus.

INFORMATION AVAILABLE TO CERTIFICATEHOLDERS

                                On each distribution date, the Paying Agent will prepare and forward by mail to each certificateholder of record, initially expected to be CEDE & CO., a statement as to the distributions being made on such date. Additionally, under certain circumstances, certificateholders of record may be entitled to certain other information regarding the trust.

                                See "Description of the Certificates--Reports to Certificateholders; Certain Available Information" in the preliminary prospectus supplement.

DEAL INFORMATION/ANALYTICS....  Certain information concerning the mortgage loans and the offered certificates will be available to you through the following services:

                                o  Bloomberg, L.P.

                                o  the Paying Agent's website at
                                   www.chase.com/global/trust/sfs/reports.html.

OPTIONAL TERMINATION..........  On any distribution date on which the aggregate principal balance of the mortgage loans
                                remaining in the trust is less than 1% of the aggregate unpaid balance of the mortgage loans as of the Cut-off Date, certain entities specified in the preliminary prospectus supplement will have the option to purchase all of the remaining mortgage loans at the price specified in the preliminary prospectus supplement (and all property acquired through exercise of remedies in respect of any mortgage loan). Exercise of this option will terminate the trust and retire the then-outstanding certificates.

                                See "Description of the
                                Certificates--Termination; Retirement of
                                Certificates" in the preliminary prospectus supplement and "Description of the Certificates--Termination" in the prospectus.

TAX STATUS....................  The Master Servicer will make elections to treat a portion of the Trust (exclusive of the Excess Interest and related distribution account for
                                it) as two separate REMICs - - a Lower-Tier
                                REMIC and an Upper-Tier REMIC - - for federal income tax purposes. The portion of the trust representing Excess Interest will be treated as a grantor trust for federal income tax purposes. In the opinion of counsel, the portion

===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

                                of the Trust referred to above will qualify for this treatment.

                                Pertinent federal income tax consequences of an investment in the offered certificates include:

                                 o Each class of offered certificates (and the Class F, Class G, Class H, Class I and Class J certificates ) will constitute "regular interests" in the Upper-Tier REMIC.

                                 o The regular interests will be treated as newly originated debt instruments for federal income tax purposes.

                                 o You will be required to report income on your certificates in accordance with the accrual method of accounting.

                                 o The Class X certificates will, and one or more other classes of offered certificates may, be issued with original issue discount.

ERISA CONSIDERATIONS .........  Subject to important considerations described under "ERISA Considerations" in the preliminary prospectus supplement and in the accompanying prospectus, the Class A-1, Class A-2, Class A-3, and Class X certificates are eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

                                THE CLASS B, CLASS C, CLASS D, CLASS E AND
                                CLASS F CERTIFICATES MAY NOT BE PURCHASED BY, OR TRANSFERRED TO, A PLAN OR ANY PERSON INVESTING THE ASSETS OF A PLAN. (THIS PROHIBITION DOES NOT APPLY TO AN INSURANCE COMPANY INVESTING ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHICH WOULD QUALIFY FOR AN EXEMPTION UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60.)

LEGAL INVESTMENT .............  The Class A and Class B certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), so long as: (i) those certificates are rated in one of the two highest rating categories by one or more rating agencies; and (ii) the underlying mortgage loans are secured by real estate. The other classes of offered certificates will not constitute "mortgage related securities" within the meaning of SMMEA. See "Legal Investment" in the preliminary prospectus supplement and in the accompanying prospectus.



===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.


RATING........................  The offered certificates will not be issued unless each of the offered classes receives the following ratings from Standard & Poor's Ratings Services and Duff & Phelps Credit Rating Co.:

                                                   S&P         DCR
                                                   ---         ---
                                Class A-1          AAA         AAA
                                Class A-2          AAA         AAA
                                Class A-3          AAA         AAA
                                Class X            AAAr        AAA
                                Class B            AA          AA
                                Class C            A           A
                                Class D            BBB         BBB
                                Class E            BBB-        BBB-


                                A rating agency may downgrade, qualify or withdraw a security rating at any time.

                                See "Ratings" in the preliminary prospectus supplement and the prospectus for a discussion of the basis upon which ratings are given and the conclusions that may not be drawn from a rating.

                       ADVANCES OF PRINCIPAL AND INTEREST

   A.   P&I ADVANCES..........  The Master Servicer is required to advance
                                (each, a "P&I Advance") delinquent monthly mortgage loan payments, if it determines that the advance will be recoverable. If the Master Servicer fails to make a required P&I Advance, the Trustee is required to make such P&I Advance. The Master Servicer will not be required to advance balloon payments due at maturity in excess of the regular monthly payment or Excess Interest or any other interest in excess of a mortgage loan's regular interest. There may be other circumstances in which the Master Servicer will not be required to advance one full month of principal and interest. The Master Servicer also is not required to advance amounts deemed non-recoverable or prepayment or yield maintenance charges. See "Description of the Certificate-Advances" in the preliminary prospectus supplement. If an advance is made, the Master Servicer will not advance its servicing fee, but will advance the Trustee's fee.

   B.   PROPERTY PROTECTION
        ADVANCES..............  The Master Servicer may also be required to make advances to pay delinquent real estate taxes, assessments and hazard insurance premiums and similar expenses necessary to protect and maintain the mortgaged property, to maintain the lien on the mortgaged property or enforce the related mortgage loan documents ("Servicing Advances,"

===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

                                and collectively with P&I Advances,
                                "Advances"). If the Master Servicer fails to make a required Servicing Advance, the Trustee is required to make such Servicing Advance. The Master Servicer is not required to advance amounts deemed non-recoverable. See "Description of the Certificate-Advances" in the preliminary prospectus supplement.

   C.   INTEREST ON ADVANCES..  The Master Servicer and the Trustee, as
                                applicable, will be entitled to interest on Advances at the "Prime Rate" published in The Wall Street Journal as described in the preliminary prospectus supplement. Interest accrued on outstanding Advances may result in reductions in amounts otherwise payable on the certificates. See "Description of the Certificates-Advances" and "Subordination;
                                Allocation of Collateral Support Deficit" in the preliminary prospectus supplement and "Description of the Certificates-Advances in Respect of Delinquencies" and "Description of the Pooling Agreements-Certificate Account" in the prospectus.



                        MORTGAGE LOAN/COLLATERAL SUMMARY

THE MORTGAGE POOL.............  The trust's primary assets will be 99 fixed rate mortgage loans, each evidenced by one or more promissory notes secured by first mortgages, deeds of trust or similar security instruments on 101 commercial properties, and 19 multifamily properties (or in the case of 2 mortgaged properties, the leasehold estate in such property).

                                The following tables set forth certain
                                anticipated characteristics of the mortgage loans as of the Cut-off Date (unless otherwise indicated). The sum in any column may not equal the indicated total due to rounding. Unless otherwise indicated, all figures presented in this summary section are calculated as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information" in the preliminary prospectus supplement and all percentages represent the indicated percentage of the aggregate principal balance of all mortgage loans as of the Cut-off Date.

                                The mortgage loans will have the following approximate characteristics:

          Aggregate Principal Balance(1)                  $1,293,409,180
          Number of Mortgage Loans                        99
          Number of Mortgaged Properties                  120


===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

          Number of "Balloon" Mortgage Loans              93
          Lowest Mortgage Loan Principal Balance          $956,856
          Highest Mortgage Loan Principal Balance         $184,884,329
          Average Mortgage Loan Principal Balance         $13,064,739
          Range of Remaining Terms to Final Maturity      54 months to 293
            Date (2)                                      months
          Weighted Average Original Term to Final         10.67 years
            Maturity Date (2)
          Weighted Average Remaining Term to Final        10.42 years
            Maturity Date (2)
          Weighted Average Original Amortization          28.30 years
            Term
          Range of Loan to Value Ratios                   27.00% to 98.39%
          Weighted Average Loan to Value Ratio            68.58%
          Weighted Average Loan to Value Ratio as         56.28%
            of the Maturity Date/Anticipated
            Prepayment Date
          Weighted Average Occupancy Rate                 92%
          Range of Debt Service Coverage Ratios           1.00x - 3.38x
          Weighted Average Debt Service Coverage Ratio    1.518x
                                ----------------------
                                (1) Subject to a permitted variance of plus or
                                    minus 10%.
                                (2) In the case of 6 mortgage loans, which are
                                    hyperamortizing mortgage loans, the
                                    Anticipated Prepayment Date.


===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.


                  CURRENT USES OF THE MORTGAGED PROPERTIES (1)

                                            AGGREGATE
                         NUMBER OF          PRINCIPAL
                         MORTGAGED       BALANCE OF THE      % OF INITIAL
      CURRENT USE        PROPERTIES      MORTGAGE LOANS      POOL BALANCE
      -----------        ----------      --------------      ------------
    Anchored Retail.           41       $     543,079,730        41.99%
    Office..........           21             337,134,503        26.07%
    Multifamily.....           19             147,886,479        11.43%
    Hotel...........            7             133,022,445        10.28%
    Industrial......            5              47,736,849         3.69%
    Credit Lease....           20              43,220,621         3.34%
    Parking Facility            2              21,951,372         1.70%
    Unanchored                  5              19,377,179         1.50%
      Retail........
                              ---       -----------------       ------
    Total...........          120       $   1,293,409,180       100.00%
                              ===       =================       ======

                                ----------------------

                                (1) Because this table presents information
                                    relating to the mortgaged properties and not the mortgage loans, the information for mortgage loans secured by more than one mortgaged property is based on allocated loan amounts (allocating the mortgage loan principal amount to each such property either as set forth in the related mortgage note or by the appraised values of the mortgaged properties).

                          GEOGRAPHIC DISTRIBUTION (1)

                              NUMBER OF          AGGREGATE
                              MORTGAGED     PRINCIPAL BALANCE OF  % OF INITIAL
         STATE               PROPERTIES      THE MORTGAGE LOANS   POOL BALANCE
         -----               ----------      ------------------   ------------
         Massachusetts...          7         $    259,911,685         20.10%
         California......         16              158,006,904         12.22%
         New York........         14              155,171,160         12.00%
         Maryland........          1              140,000,000         10.82%
         Virginia........          8              117,073,450          9.05%
         20 Other States.         74              463,245,981         35.81%
                                 ---         ----------------        ------
         Total ..........        120         $  1,293,409,180        100.00%
                                 ===         ================        ======

                                ----------------------
                                (1) Because this table presents information
                                    relating to the mortgaged properties and not the mortgage loans, the information for mortgage loans secured by more than one mortgaged property is based on allocated loan amounts (allocating the mortgage loan principal amount to each such property either as set forth in the related mortgage note or by the appraised values of the mortgaged properties).


===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.


                            RANGE OF MORTGAGE RATES

                                            AGGREGATE
                            NUMBER OF       PRINCIPAL
                            MORTGAGE     BALANCE OF THE    % OF INITIAL
  RANGE OF MORTGAGE RATES     LOANS      MORTGAGE LOANS    POOL BALANCE
  -----------------------   ---------    --------------    ------------
  6.300% to 6.499%......         3      $     47,893,132        3.70%
  6.500% to 6.699%......        14           198,481,065       15.35%
  6.700% to 6.799%......         8           279,841,765       21.64%
  6.800% to 6.999%......        16           118,572,036        9.17%
  7.000% to 7.249%......        33           408,952,108       31.62%
  7.250% to 7.749%......        19           142,142,531       10.99%
  7.750% to 8.500%......         6            97,526,543        7.54%
                                --      ----------------      ------
  Total                         99      $  1,293,409,180      100.00%
                                ==      ================      ======


                          RANGE OF PRINCIPAL BALANCES

                                                AGGREGATE
                                 NUMBER OF      PRINCIPAL
     RANGE OF                    MORTGAGE     BALANCE OF THE   % OF INITIAL
     CUT-OFF DATE BALANCES         LOANS      MORTGAGE LOANS   POOL BALANCE
     ---------------------       ---------    --------------   ------------
     $956,856 to $5,000,000.......  42       $    134,806,758      10.42%
     $5,000,001 to $10,000,000....  25            184,759,166      14.28%
     $10,000,001 to $15,000,000...  11            124,749,204       9.64%
     $15,000,001 to $20,000,000...   8            143,916,624      11.13%
     $20,000,001 to $40,000,000...   8            240,797,474      18.62%
     $40,000,001 to $60,000,000 ..   3            139,495,624      10.79%
     $60,000,001 to $184,884,329..   2            324,884,329      25.12%
                                    --       ----------------     ------
     Total                          99       $  1,293,409,180     100.00%
                                    ==       ================     ======



===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

                                 RANGE OF DSCRS

                                                   AGGREGATE
                                   NUMBER OF       PRINCIPAL
                                   MORTGAGE     BALANCE OF THE    % OF INITIAL
        RANGE OF  DSCRS              LOANS      MORTGAGE LOANS    POOL BALANCE
        ---------------            ---------    --------------    ------------
        1.0000 to 1.0500......         8       $     66,501,128        5.14%
        1.0501 to 1.2999 (1) .        12             94,587,111        7.31%
        1.3000 to 1.3999......        28            227,710,896       17.61%
        1.4000 to 1.4999......        26            362,816,076       28.05%
        1.5000 to 1.5999 .....         9            354,465,588       27.41%
        1.6000 to 1.9999......        13            108,904,668        8.42%
        2.0000 to 3.3779......         3             78,423,712        6.06%
                                      --       ----------------      ------
        Total                         99       $  1,293,409,180      100.00%
                                      ==       ================      ======

                                ----------------------
                                (1) 7 of such mortgage loans, representing
                                    approximately 3.34% of the aggregate
                                    principal balance of all mortgage loans, are mortgage loans secured by credit lease properties meeting the guidelines described under "Description of the Mortgage Pool--Underwriting Standards" in the preliminary prospectus supplement. The DSCR for all credit lease loans is generally 1.0x.

                              RANGE OF LTV RATIOS

                                                 AGGREGATE
                                 NUMBER OF   PRINCIPAL BALANCE
                                  MORTGAGE   OF THE MORTGAGE      % OF INITIAL
      RANGE OF LTV RATIOS          LOANS          LOANS           POOL BALANCE
      -------------------        ---------   -----------------    ------------
        27.00% to 49.99%               3      $      50,196,167        3.88%
        50.00% to 59.99%               5            205,641,262       15.90%
        60.00% to 69.99%..            16            319,952,373       24.74%
        70.00% to 73.33% .            11            174,064,475       13.46%
        73.34% to 76.66%..            24            220,184,961       17.02%
        76.67% to 79.99%..            31            266,869,321       20.63%
        80.00% to 98.39% (1)           9             56,500,621        4.37%
                                      --      -----------------      ------
        Total                         99      $   1,293,409,180      100.00%
                                      ==      =================      ======

                                ----------------------
                                (1) 7 of such mortgage loans, representing
                                    approximately 3.34% of the aggregate
                                    principal balance of all mortgage loans, are mortgage loans secured by credit leased properties meeting the guidelines described under "Description of the Mortgage Pool--Underwriting Standards" in the preliminary prospectus supplement. The LTV for all credit lease loans at origination is generally 100%


===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

            RANGE OF REMAINING TERM TO MATURITY DATE OR ANTICIPATED
                                PREPAYMENT DATE

                                                 AGGREGATE
                                 NUMBER OF   PRINCIPAL BALANCE
      RANGE OF                    MORTGAGE   OF THE MORTGAGE      % OF INITIAL
      REAMANING TERMS (MOS.)       LOANS           LOANS          POOL BALANCE
      ----------------------     ---------   -----------------    ------------
        54 to 84                       2      $      15,385,059        1.19%
        85 to 108                      4             69,427,435        5.37%
        109 to 115                    17            177,033,578       13.69%
        116 to 119                    48            537,907,625       41.59%
        120 to 120                    13            369,492,500       28.57%
        121 to 180                     4             64,096,579        4.96%
        181 to 293                    11             60,066,403        4.64%
                                      --      -----------------      ------
        Total                         99      $   1,293,409,180      100.00%
                                      ==      =================      ======

        All of the mortgage loans bear interest at fixed rates.

        The mortgage loans require the borrowers to make scheduled payments of principal and/or interest on the following days of each month and in some cases have the indicated grace periods:

                          DUE DATES AND GRACE PERIODS

                                                  AGGREGATE
                                  NUMBER OF   PRINCIPAL BALANCE     % OF
                                  MORTGAGE    OF THE MORTGAGE     INITIAL
  DUE DATE AND GRACE PERIOD         LOANS           LOANS       POOL BALANCE
  -------------------------       ---------   ----------------- ------------
    Due on the first of the
    month with a 10-day grace
    period......................      17         $   194,653,401    15.05%
    Due on the tenth of the
    month with no grace period..      82           1,098,755,778    84.95%
                                      --         ---------------   ------
    Total.......................
                                      99         $ 1,293,409,180   100.00%
                                      ==         ===============   ======




===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.



                                                                    AMORTIZATION SCHEDULES

                                                                           NUMBER OF        AGGREGATE             % OF
                                                                           MORTGAGE      PRINCIPAL BALANCE       INITIAL
                                            AMORTIZATION  SCHEDULE           LOANS     OF THE MORTGAGE LOANS  POOL BALANCE
                                            ----------------------         ---------   ---------------------  ------------
                                            Significantly longer than         93          $ 1,261,643,111        97.54%
                                            the remaining term to
                                            maturity Substantially the
                                            same as the remaining term to      6               31,766,068         2.46%
                                            maturity                          --          ---------------       -------

                                            Total.................            99          $ 1,293,409,180       100.00%
                                                                              ==          ===============       =======

                                            Certain mortgage loans provide for an increase in the related interest rate after a certain date (the "Anticipated Prepayment Date"). On 6 mortgage loans, representing approximately 22.18% of the aggregate principal balance of all mortgage loans as of the Cut-Off Date, the interest rate will increase by 2 to 5%. The interest accrued in excess of the original rate, together with the interest thereon, (the "Excess Interest"), will be deterred and will not be paid until the principal balance of the related mortgage loan has been paid. After the Anticipated Prepayment Date, certain cash flow in excess of that required for debt service and other expenses with respect to the related mortgaged properties will be applied towards the payment of principal of such mortgage loans until their principal balance has been reduced to zero. A substantial principal payment will be required to pay off these mortgage loans on their Anticipated Prepayment
                                            Date; however, the amortization term is generally the same as the remaining term to maturity if these mortgage loans are not prepaid on their
                                            Anticipated Prepayment Date.

                                            The mortgage loans accrue interest based on the following conventions:

                                                                                          AGGREGATE
                                                                            NUMBER OF  PRINCIPAL BALANCE
                                                                            MORTGAGE    OF THE MORTGAGE     % OF INITIAL
                                            ACCRUAL BASIS                     LOANS           LOANS         POOL BALANCE
                                            -------------                   ---------  -----------------    ------------
                                              30/360                            27      $  256,474,860          80.17%

                                              Actual/360                        72       1,036,934,320          19.83%

                                              Total.................            99      $1,293,409,180         100.00%


                                            See "Description of the Mortgage Pool-Additional Mortgage Loan Information"
                                            and "Description of the Mortgage Pool-Certain Terms and Conditions of the
                                            Mortgage Loans" in the prospectus supplement.


===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.


                           TEN LARGEST MORTGAGE LOANS

                                       % OF INITIAL              STATED
                          CUT-OFF DATE     POOL      MORTGAGE   REMAINING    DSCR AT      LTV AT      LTV AT
PROPERTY NAME               BALANCE       BALANCE      RATE       TERM     ORIGINATION  ORIGINATION  MATURITY
-------------             ------------ ------------  --------   ---------  -----------  -----------  --------
75 State Street Loan     $184,884,329      14.29%      7.00%       119        1.51x       57.78%      50.52%
Towson Town Center Loan   140,000,000      10.82       6.75%       120        1.47x       63.06%      57.49%
Sheraton Suites            56,650,000       4.38       6.75%       120        1.54x       71.08%      55.83%
Portfolio Pool Loan
The Sheffield Loan         41,845,624       3.24       6.30%       179        3.38x       27.00%      19.58%
Smoketown Stations Loan    41,000,000       3.17       6.60%       120        1.42x       73.21%      63.27%
Arsenal Mall Loan          34,976,428       2.70       6.75%       119        1.69x       62.46%      54.25%
Hotel Monaco Loan          34,801,764       2.69       7.31%       115        1.54x       64.21%      51.56%
Sir Francis Drake          31,988,210       2.55       8.50%       105        2.03x       63.44%      52.82%
Hotel Loan
Costco Plaza II Loan       31,987,500       2.47       6.60%       120        1.57x       75.00%      64.81%
G&K Portfolio Loan         31,636,297       2.45       7.14%       114        1.32x       78.40%      69.05%
                         ------------      ------      -----       ---        -----       ------      ------
Total.................   $630,770,152      48.77%      6.92%       122        1.65x       61.92%      53.36%
                         ============      ======      =====       ===        =====       ======      ======

         75 State Street Loan.............  The 75 State Street Loan is primarily secured by a "Class A" office tower located in the financial district of downtown Boston,
                                            Massachusetts.  Completed in 1988, 75 State Street occupies 1.43 acres of land and contains approximately 767,096 square feet of rentable office space.  Major tenants include Fleet National Bank,
                                            Wellington Management Company, Cabot Corporation and Warner &
                                            Stackpole.  The sponsors of the borrower are World Financial
                                            Properties, L.P. and its parent company Brookfield Properties
                                            Corporation, which is a publicly traded Canadian corporation.  As of
                                            September 15, 1998, The Fleet Center was approximately 100% occupied.

         Towson Town Center Loan..........  The Towson Town Center Loan is secured by the Towson Town Center, a regional mall located in Towson, Maryland.  Built in 1958 and renovated in 1990, the Towson Town Center is situated on 27.7 acres of land and contains approximately 955,000 square feet, including
                                            535,757 square feet of gross leaseable area.  The anchors, which are not part of the mortgaged property, include Hecht's and Nordstrom.
                                            The sponsor of the borrower is The Rouse Company, a publicly traded real estate company listed on the NYSE which manages approximately
                                            250 properties.  As of November 1, 1998, the Towson Town Center was
                                            approximately 94.2% occupied.

         Sheraton Suites Portfolio-Pool I.  The Sheraton Suites Portfolio-Pool I Loan is secured by three full-service, all-suites Sheraton Hotels containing 765 suites located in Kansas City, Missouri (257 suites), Columbus, Ohio (261 suites) and Alexandria, Virginia (247 suites).  The Kansas City and
                                            Alexandria hotels were both renovated during 1997 and 1998, with renovations


===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and
Prospectus Supplement and any other information subsequently filed with the
Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus
Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


                                      21

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.


                                            planned for the Columbus hotel in December 1998.  The
                                            sponsor of the borrower is Sheraton Suites Investment Limited
                                            Partnership ("SSILP"), a partnership which is 25% owned by ITT
                                            Sheraton Corporation ("Sheraton"). As of October 1998 the weighted average occupancy rate for the Sheraton Suites Portfolio for the prior 12 month period was 72.9%.

         Sheffield Loan...................  The Sheffield Loan is secured by The Sheffield, a 50-story, luxury apartment building located on Manhattan's west side in New York, New
                                            York.  Built in 1978, The Sheffield contains 50 stories, 845 apartment units, 90,405 square feet of office space, 4,878 square feet of retail space, a roof-top health club and a 372-car underground garage.  The sponsor of the borrower is Rose Associates, a New York general partnership which through affiliated entities owns over 2,000 residential units and manages over 13,000 residential units. As of June 1998, The Sheffield was approximately 99.5%
                                            occupied.

         Smoketown Stations Loan..........  The Smoketown Stations Loan is secured by Smoketown Stations, a retail complex located along the Prince William Parkway in
                                            Woodbridge, Virginia.  The complex consists of six buildings containing 481,889 square feet of rentable space.  Major tenants include Petsmart, Lowe's Home, Shoppers Food, Borders Inc. and Best
                                            Buy.  The sponsor of the borrower is Kimco Realty Corporation, a publicly traded owner and operator of community shopping centers.  As of July  1998, Smoketown Stations was approximately 96% occupied.

         Arsenal Mall Loan................  The Arsenal Mall Loan is secured by the Arsenal Mall, a two-level shopping mall located in Watertown, MA.  The mall, which is situated on 19.05 acres of land, contains 284,852 square feet of rentable space, including 221,999 square feet of retail and 52,960 square feet of office space.  Major tenants include Marshalls and Filene's
                                            Basement.  The sponsor of the borrower is New England Development
                                            (NED), a developer/owner of 17 regional shopping malls in the northeast.  As of September 1998, the Arsenal Mall was 92.5% occupied.

         Hotel Monaco Loan................  The Hotel Monaco Loan is secured by the Hotel Monaco, a full service boutique hotel located on 0.69 acres of land near Union Square in San
                                            Francisco, California.  The hotel contains 201 guest suites, a
                                            120-car parking garage and 9,219 square feet of meeting space.  The sponsor of the borrower is The Kimpton Hotel & Restaurant Management
                                            Co., a privately held company which manages and operates over 20 boutique hotels.  As of April 1998, the weighted average occupancy rate for the Hotel Monaco for the prior 12 month period was 84.3%.

         Costco Plaza II Loan.............  The Costco Plaza II Loan is secured by Costco Plaza, a retail complex


===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and
Prospectus Supplement and any other information subsequently filed with the
Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus
Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.



                                      22

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.


                                            located in Fairfax, Virginia.  Costco Plaza consists of three individual buildings which in the aggregate contain approximately
                                            323,262 square feet of rentable space.  Major tenants include Costco,
                                            Home Depot and  Sports Authority.  The sponsor of the borrower is
                                            Kimco Realty Corporation, a publicly traded owner and operator of community shopping centers.  As of October 1998, Costco Plaza was approximately 92.4% occupied.

         Sir Francis Drake Hotel..........  The Sir Francis Drake Hotel Loan is secured by The Sir Francis Drake
                                            Hotel, a full-service boutique hotel located on 0.37 acres of land near Union Square in San Francisco, California.  The hotel contains
                                            417 guest rooms and 15,000 square feet of meeting space.  Additional space is currently leased to two San Francisco restaurants, Harry
                                            Denton's Starlight Room and Scala's Bistro.  The sponsor of the borrower is The Kimpton Hotel & Restaurant Management Co., a privately held company which manages and operates over 20 boutique hotels.  As of December 31, 1998, the occupancy rate for the Sir
                                            Francis Drake Hotel for the prior 12 month period was 85.0%.

         G&K Portfolio II.................  The Goldrich & Kest (G&K) Portfolio II Loan is secured by four garden style apartment complexes located in San Jose, CA, Santa Clara, CA,
                                            San Diego, CA and Canoga Park, CA.  All properties have been recently renovated.  The sponsor of the borrower is G&K Industries, a company which currently owns over 150 multifamily properties containing over
                                            23,000 units.  As of June 1998 the weighted average occupancy rates for the apartment complexes for the prior 12 month period was 100%.




===============================================================================
The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


                                      23